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                                                                   Exhibit 99.17

                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                 NOVEMBER 1996

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-8

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

     1.   Aggregate Scheduled Monthly Payments:    Pool 1           Pool 2
                                                   ------           ------

          (a) Principal ....................  $    259,407.52   $     94,502.84
                                              ---------------   ---------------
          (b) Interest .....................  $  2,225,454.72   $    836,218.96
                                              ---------------   ---------------
          (c) Total ........................  $  2,484,862.24   $    930,721.80
                                              ---------------   ---------------

     2.   Aggregate Monthly Payments
          Received and Monthly Advances
          made this month:

          (a) Principal ....................  $    259,407.52   $     94,502.84
                                              ---------------   ---------------
          (b) Interest .....................  $  2,163,265.11   $    809,739.57
                                              ---------------   ---------------
          (c) Total ........................  $  2,422,672.63   $    904,242.41
                                              ---------------   ---------------

     3.   Aggregate Partial Principal
          Prepayment received and appiled
          in prior month: ..................  $    233,312.83   $     10,221.09
                                              ---------------   ---------------

     4.   Aggregate Principal Prepayments in
          full in prior month:                      Pool 1           Pool 2
                                                    ------           ------

          (a) Principal ....................  $    515,512.45   $          0.00

                                              ---------------   ---------------
          (b) Interest .....................  $      3,035.20   $          0.00
                                              ---------------   ---------------
          (c) Total ........................  $    518,547.65   $          0.00
                                              ---------------   ---------------

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     5.   Aggregate Insurance Proceeds
          for prior month:

          (a) Principal ....................  $          0.00   $          0.00
                                              ---------------   ---------------
          (b) Interest .....................  $          0.00   $          0.00
                                              ---------------   ---------------
          (c) Total ........................  $          0.00   $          0.00
                                              ---------------   ---------------

     6.   Aggregate Liquidation Proceeds
          for the prior month:

          (a) Principal ....................  $          0.00   $          0.00
                                              ---------------   ---------------
          (b) Interest .....................  $          0.00   $          0.00
                                              ---------------   ---------------
          (c) Total ........................  $          0.00   $          0.00
                                              ---------------   ---------------

     7.   Aggregate Purchase Prices for
          Defaulted and Modified
          Mortgage Loans:

          (a) Principal ....................  $          0.00   $          0.00
                                              ---------------   ---------------
          (b) Interest .....................  $          0.00   $          0.00
                                              ---------------   ---------------
          (c) Total ........................  $          0.00   $          0.00
                                              ---------------   ---------------

     8.   Aggregate Purchase Prices (and
          subsitution adjustments) for
          Defective Mortgage Loans:

          (a) Principal ....................  $          0.00   $          0.00
                                              ---------------   ---------------
          (b) Interest .....................  $          0.00   $          0.00
                                              ---------------   ---------------
          (c) Total ........................  $          0.00   $          0.00
                                              ---------------   ---------------

     9. Pool Scheduled Principal
        Balance ............................  $341,161,617.51   $127,209,277.06
                                              ---------------   ---------------


     10. Available Funds: ..................  $  3,174,533.11   $    914,463.50
                                              ---------------   ---------------

     11. Realized Losses for Prior Month: ..  $          0.00   $          0.00
                                              ---------------   ---------------

     12. Aggregrate Realized Losses                 Pool 1           Pool 2
         and Debt Service Reductions:               ------           ------

          (a) Deficient Valuations .........  $          0.00   $          0.00
                                              ---------------   ---------------
          (b) Special Hazard Losses ........  $          0.00   $          0.00
                                              ---------------   ---------------
          (c) Fraud Losses .................  $          0.00   $          0.00
                                              ---------------   ---------------
          (d) Excess Bankruptcy Loss .......  $          0.00   $          0.00
                                              ---------------   ---------------
          (e) Excess Special Hazard
              Losses .......................  $          0.00   $          0.00
                                              ---------------   ---------------
          (f) Excess Fraud Losses ..........  $          0.00   $          0.00
                                              ---------------   ---------------
          (g) Debt Service Reductions ......  $          0.00   $          0.00
                                              ---------------   ---------------

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     13. Compensating Interest Payment: ....  $       1698.12   $         60.34
                                              ---------------   ---------------

     14.  Accrued Certificate Interest,
          unpaid Class Interest
          Shortfalls and Pay-out Rate:

Class 1-A1 ...............  $    220,872.11   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-A2 ...............  $    963,523.20   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-A3 ...............  $     34,105.21   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-A4 ...............  $    223,541.67   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-A5 ...............  $    265,791.04   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-A6 ...............  $    153,305.81   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-A7 ...............  $     77,417.39   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-S ................  $    111,847.52   $          0.00   $    0.47665206%
                            ---------------   ---------------   ---------------
Class 1-M ................  $     42,144.17   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-B1 ...............  $     26,340.11   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------

Class 1-B2 ...............  $     21,072.09   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-B3 ...............  $     11,589.65   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-B4 ...............  $      6,321.63   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-B5 ...............  $      8,428.84   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------

Class 2-A1 ...............  $    348,800.98   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 2-A2 ...............  $     29,743.75   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 2-A3 ...............  $     74,273.29   $          0.00   $    7.00000000%
                            ---------------   ---------------   ---------------
Class 2-A4 ...............  $    143,831.50   $          0.00   $    5.46110602%
                            ---------------   ---------------   ---------------
Class 2-A5 ...............  $     83,318.64   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 2-M ................  $     16,259.00   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 2-B1 ...............  $     10,161.88   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 2-B2 ...............  $      8,129.50   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 2-B3 ...............  $      4,471.23   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 2-B4 ...............  $      2,438.85   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 2-B5 ...............  $      3,251.81   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 2-R ................  $          0.00   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 2-RL ...............  $          0.00   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------

     15. Accrual Amount Class 2-A4  .........................   $     85,058.97
                                                                ---------------

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     16.  Principal Distribution Amount:

Class 1-A1 ....   $    201,362.14             Class 2-A1 ....    $     79,190.51
                  ---------------                                ---------------
Class 1-A2 ....   $    760,919.01             Class 2-A2 ....    $          0.00
                  ---------------                                ---------------
Class 1-A3 ....   $          0.00             Class 2-A3 ....    $     85,058.97
                  ---------------                                ---------------
Class 1-A4 ....   $          0.00             Class 2-A4 ....    $     10,354.42
                  ---------------                                ---------------
Class 1-A5 ....   $          0.00             Class 2-A5 ....    $      9,878.03
                  ---------------                                ---------------
Class 1-A6 ....   $     19,213.31             Class 2-M .....    $      1,927.62

                  ---------------                                ---------------
Class 1-A7 ....   $      9,702.47             Class 2-B1 ....    $      1,204.76
                  ---------------                                ---------------
Class 1-PO ....   $      2,510.95             Class 2-B2 ....    $        963.81
                  ---------------                                ---------------
Class 1-M .....   $      5,281.79             Class 2-B3 ....    $        530.10
                  ---------------                                ---------------
Class 1-B1 ....   $      3,301.12             Class 2-B4 ....    $        289.14
                  ---------------                                ---------------
Class 1-B2 ....   $      2,640.90             Class 2-B5 ....    $        385.54
                  ---------------                                ---------------
Class 1-B3 ....   $      1,452.49             Class 2-R .....    $          0.00
                  ---------------                                ---------------
Class 1-B4 ....   $        792.27             Class 2-RL ....    $          0.00
                  ---------------                                ---------------
Class 1-B5 ....   $      1,056.35
                  ---------------

     17.  Additional Distributions to the Class R Certificate   $          0.00
                                                                ---------------

     18.  Additional Distributions to the Class RL Certificate  $             0
                                                                ---------------

     19.  Certificate Interest Rate of:

          Class 1-S ........................................    0.4766520602219
                                                                ---------------
          Class 2-A4 .......................................    0.3388180325396
                                                                ---------------

B.   Other Amounts for such
     Distribution Date:                            Pool 1            Pool 2
                                                   ------            ------

     1. Senior Percentage: ..................     94.35876600%      94.30521500%
                                              ---------------   ---------------

     2. Group I Senior Percentage: ..........     83.12837000%      83.69332400%
                                              ---------------   ---------------

     3. Group II Senior Percentage: .........     11.23039600%      10.61189100%
                                              ---------------   ---------------

     4. Senior Prepayment Percentage: .......    100.00000000%     100.00000000%
                                              ---------------   ---------------

     5. Group I Senior Prepayment
        Percent .............................    100.00000000%     100.00000000%
                                              ---------------   ---------------

     6. Group II Senior Prepayment
        Percent .............................      0.00000000%       0.00000000%
                                              ---------------   ---------------


     7. Junior Percentage: ..................      5.64123400%       5.69478500%
                                              ---------------   ---------------

     8. Junior Prepayment Percentage: .......      0.00000000%       0.00000000%
                                              ---------------   ---------------

     9. Subordinate Certificate Writedown: ..            0.00              0.00
                                              ---------------   ---------------

    10. Class 2-A5 Writedown:  ..............                              0.00
                                                                ---------------

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    11. Prepayment Triggers satisfied:             YES         NO
                                                   ---         --

            Class 1-B1.......                       X
                                              ---------------   ---------------
            Class 1-B2.......                       X
                                              ---------------   ---------------
            Class 1-B3.......                       X
                                              ---------------   ---------------
            Class 1-B4.......                       X
                                              ---------------   ---------------
            Class 1-B5.......                       X
                                              ---------------   ---------------

            Class 2-B1.......                       X
                                              ---------------   ---------------
            Class 2-B2.......                       X
                                              ---------------   ---------------
            Class 2-B3.......                       X
                                              ---------------   ---------------
            Class 2-B4.......                       X
                                              ---------------   ---------------
            Class 2-B5.......                       X
                                              ---------------   ---------------


Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.



                                     GE CAPITAL MORTGAGE SERVICES, INC.



                                     By: /s/ Karen Pickett
                                        -------------------------------
                                         Karen Pickett
                                         Vice-President,

                                         Investor Operations